SCHEDULE 2.1(a)(i)

                          REAL PROPERTY

I.   HOLYOKE

     All of the Seller's interests in real property located in Holyoke, Massachusetts, with the exception of the parcels and rights described in Schedule 2.2(b), whether specifically described herein or not, including, without limitation, all strips or gores of land, alleyways, passways, canals, easements, beneficial restrictions and the following parcels of land and other interests in real estate located in Holyoke, Massachusetts:

     The parcels of land and interests in real estate hereinafter described starting with "Parcel Containing the Wood Dam of 1849" through "Parcel 39-1" and all rights therein and appurtenances thereto, all of which are shown on certain maps or plans entitled, "PROPERTY OF HOLYOKE WATER POWER COMPANY HOLYOKE, MASS., FEB. 1958, DWG. No. L.M. 1082.", which maps include a Key Map and Sheets 1 through 19, and which maps or plans are recorded either in the Hampden County Registry of Deeds, Book of Plans 69, Pages 1-37 inclusive, or in the Hampshire County Registry of Deeds, Book of Plans 56, Pages 1-17 inclusive:

     Parcel Containing the Wood Dam of 1849 (partially in South
Hadley)

     The site of the Wood Dam of 1849, together with said dam, located in the Connecticut River between the City of Holyoke, Hampden County, Massachusetts, and the Town of South Hadley, Hampshire County, Massachusetts, as shown on Sheet 1 of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Page 3.

     Parcels 7-1, 14-1, 15-1 and 15-2 (partially in South Hadley) The site of the present Stone Structure Dam, together with said dam, located in the Connecticut River between the City of Holyoke, Hampden County, Massachusetts, and the Town of South Hadley, Hampshire County, Massachusetts, as shown on Sheet 1 and on Sheet 3 as Detail 5 of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Pages 3 and 8.

     Parcels 23-1, 23-2, 23-3, 24-1, 24-2, 41-1, 41-2, 41-3, 41-4
and 41-6

     The site of the Hadley Falls Hydro-Electric Station, located in the City of Holyoke, Hampden County, Massachusetts, in the Connecticut River, including the headworks and all appurtenances thereto, all as shown on Sheet 1 and on Sheet 6 as Detail 11 of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Pages 3 and 14.

     Parcels 41-5 and 41-7

     The site of the Access Road, the Bridge and Parking Areas located in the City of Holyoke, Hampden County, Massachusetts, adjacent to the Hadley Falls Hydro-Electric Station, including the so-called Hadley Mills Road Bridge, as shown on Sheet 1 and on Sheet 6 as Detail 11 of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Pages 3 and 14.

     Parcels 23-5, 23-8 and 23-10

     The site of the Boatlock Station located in said City of Holyoke, Hampden County, Massachusetts, between the First and Second Level Canals, together with all of the headworks and appurtenances thereto, all as shown on Sheet 1, and on Sheet 7 as Detail 3, of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Pages 3 and 16.

     Parcels 49-2, 49-4, 49-5, 49-6 and 49-7

     The site of the Riverside Steam & Hydro-Plant Power Station located in said City of Holyoke, Hampden County, Massachusetts, on Winter Street between the Second Level Canal and the Connecticut River, including all steam and hydro-electric generating facilities and appurtenances thereto, and the Canalside Building adjacent thereto, all as shown on Sheet 1, and on Sheet 8 as Detail 14, of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Pages 3 and 17.

     Parcel 23-9

     The site of the Parsons Division Industrial Properties located in said City of Holyoke, Hampden County, Massachusetts, on Gatehouse Road between the First Level Canal and Hadley Falls Hydro-Electric Station, including the so-called Gatehouse Road Bridge, as shown on Sheet 1, and on Sheet 7 as Detail 3 of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Pages 3 and 15.

     Parcels 15-3, 17-1, 17-2, 17-3, 18-1, 18-2, 18-3, 18-6, 18-
7, 18-8, 19-1, 19-2, 19-8, 19-9, 20-1, 20-2, 20-5, 21-1, 21-2, 21-
9, 22-1, 22-2, 22-6, 23-11, 23-12, 23-13, 23-20, 23-23, 23-24, 26-
2, 26-3, 27-1, 27-2, 27-3, 37-1, 37-2, 37-3, 37-4, 37-7, 37-10,
42-6, 42-7, 42-8, 44-3, 44-4, 44-5, 46-7, 46-8, 46-9, 46-10, 46-
11, 46-12, 47-8, 47-9, 47-10, 47-17, 47-18, 48-12, 48-14, 48-15,
49-9, 49-10, 49-11, 50-5, 50-6, 50-7, 50-8, 51-6, 51-7 and 51-8

     The site of the Canal System located in said City of Holyoke, Hampden County, Massachusetts, known as the First, Second and Third Level Canals, and open canal and including gatehouses, walls, berms, overflows, two bridges, all operating and controlling machinery and equipment, and all appurtenances thereto. The aforesaid two bridges are (1) the bridge over the Second Level Canal at Mosher Street in Holyoke, and (2) the bridge over the Third Level Canal at Appleton Street in Holyoke. The aforesaid Canal System is as shown on said Key Map and on Sheet 1 of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Page 3.

     Excluding from the above Parcel 18-6 the portion conveyed by Holyoke Water Power Company to Vulcanized Fibre Co. by deed recorded in Book 2797, Page 144 and shown in Book of Plans 79,
Page 59.

     Parcels 1-1, 25-12, 42-1, 42-2, 43-1, 44-1, 45-1, 46-1, 47-
2, 47-3, 48-1, 48-2, 49-1, 50-1, 51-1 and 84-3 (partially in
South Hadley)

     All riparian rights owned by the Holyoke Water Power Company on the northerly or easterly side of said Connecticut River in the Town of South Hadley, Hampshire County, Massachusetts, and on the southerly or westerly side of said Connecticut River in the City of Holyoke, Hampden County, Massachusetts, all as shown on Sheet 1, Sheet 2, Sheet 5 as Detail 12, Sheet 9 as Detail 15 and Detail 16, Sheet 10, Sheet 11, Sheet 12, and Sheet 13 of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Pages 3, 5, 11, 19, 21 and 25.

     Parcel 98-26

     That parcel of land in said City of Holyoke, Hampden County, Massachusetts, between the northerly side of Pleasant Street and the southerly location line of the Boston and Maine Railroad, as shown on Sheet 2, and on Sheet 4 as Detail 9, of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Pages 3 and 9.

     Parcels 33-5 and 33-6

     The site on the easterly side of Canal Street, with the building or buildings thereon, of the Office Lot of Holyoke Water Power Company located in said City of Holyoke, Hampden County, Massachusetts, as shown on Sheet 1, and on Sheet 8 as Detail 13, of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Pages 3 and 17.

     Parcel 57-24

     That parcel of land in said Holyoke on the westerly side of South Street and along the northerly boundary of Holyoke and Westfield Railroad location, having an area of 2.23 acres more or less and shown as Parcel 203 on Sheet 34 of 42 of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Page 54.

     Parcel 19-11

     That parcel of land in said City of Holyoke, Hampden County, Massachusetts, between first level canal and land of Holyoke and Westfield Railroad, as shown on Sheet 1 and Sheet 11 of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Pages 3 and 21.

     Parcel 39-1

     That parcel of land in the City of Holyoke, Hampden County, Massachusetts, on the southwest corner of Canal and Mosher Streets, as shown on Sheet 3 of the maps or plans aforesaid, recorded in Hampden County Registry of Deeds, Book of Plans 69, Page 39 and excepting land in deed recorded in Hampden County Registry of Deeds, Book 2825, Page 323.

A.   Parcel 116-1

     The parcel of land lying southeasterly of and adjoining Whiting Farms Road opposite Autumn Street in the City of Holyoke, County of Hampden, Commonwealth of Massachusetts. Said parcel being all the remaining portion of "Parcel 2" acquired by Holyoke Water Power Company from William Whiting by an instrument dated July 9, 1962 recorded in Book 2890 Page 322 in the Hampden County Registry of Deeds. Said parcel is shown as "C-1" on a map hereinafter referred, being more particularly bounded and described as follows:

     Commencing at a stone bound on the southeasterly side of Whiting Farms Road marking the southwesterly corner of the herein described parcel and the northwesterly corner of land now or formerly of First Whiting Farms, Incorporated; thence
N 30 deg. 53' 36" E 863.37 feet along said southeasterly line of Whiting Farms Road to a point marking the northwesterly corner of the herein described parcel and the southwesterly corner of land now or formerly of Holyoke Transcript-Telegraph Publishing
Company, Incorporated shown as parcel "C-2" on a map hereinafter referred to; thence S 87 deg. 44' 10" E 739.06 feet along said land now or formerly of Holyoke Transcript-Telegraph Publishing
Company, Incorporated to a point marking the northeasterly corner of the herein described parcel, the southeasterly of said land now or formerly of Holyoke Transcript-Telegraph Publishing
Company, Incorporated and land now or formerly of Laur-Jed Incorporated; thence the following five (5) courses and distances along said land now or formerly of Laur-Jed Incorporated:
S 02 deg. 51' 23" E 191.90 feet to a stone bound; S 10 deg. 55' 24" E
530.70 feet to a stone bound; S 87 deg. 44' 10" E 143.10 feet to a stone bound; S 03 deg. 22' 24" W 518.93 feet to a stone bound and S 82 deg. 48' 07" E 349.43 feet to a concrete bound marking a corner of the herein described parcel and land now or formerly of Sisters of Providence; thence southwesterly 53.21 feet along said land now or formerly of Sisters of Providence to a concrete bound marking the southeasterly corner of the herein described parcel; thence N 82 deg. 48' 07" W 378.00 feet again along said land now or formerly of Sisters of Providence to a maple tree marking a corner of the herein described parcel and said land now or formerly of First Whiting Farms, Incorporated; thence
N 03 deg. 22' 24" E 514.72 feet along said land now or formerly of First Whiting Farms, Incorporated to a stone bound; thence
N 87 deg. 44' 10" W 1383.11 feet again along said land now or formerly of First Whiting Farms, Incorporated to the stone bound marking the point and place of commencement.

     Said Parcel "C-1" is more clearly designated and defined on a map entitled "Portion of Land of Holyoke Water Power Company Whiting Farms Road Holyoke, Mass. Scale 1 in = 100 ft Date 1-8-73 Dwg No. File LAB-55 by John K. Johnston" a copy of which is on file in the Hampden County Registry of Deeds in Book of Plans 141, Page 120.

A.   Parcel 120-12

     The parcel of land lying northwesterly of and adjoining Whiting Farms Road just southerly of Martin Street in the City of Holyoke, County of Hampden, Commonwealth of Massachusetts. Said parcel being the remaining portion of land acquired by Holyoke Water Power Company from Frank H. Cataldo by an instrument August 3, 1966 and recorded in Book 3212 Page 63 in the Hampden County Registry of Deeds. Said parcel is shown as "Parcel 2-K" on a map hereinafter referred to, being more particularly bounded and described as follows:

     Commencing at a point on the northwesterly line of Whiting
Farms Road marking the southeasterly corner of the herein described parcel; said point being N 33 deg. 39' 08" E 147.68 feet from a stone bound on said northwesterly line of Whiting Farm
Road; thence N 75 deg. 21' 21" W 1086.28 feet along said land now or formerly of Graph Coat, Inc., a proposed road and land now or formerly of Holyoke Water Power Company shown as parcel "2-H" on a map hereinafter referred to, partly be each, to a point marking the southwesterly corner of the herein described parcel, the northwesterly corner of said parcel "2-H" and Interstate Route
91; thence northeasterly following a curve to the left having a radius of 10,150.00 feet and an arc length of 182 feet, more or less, to a stone bound; thence N 19 deg. 38' E 117 feet, more or less, to a point marking the northwesterly corner of the herein described parcel and land now or formerly of City of Holyoke;
thence the following five (5) courses and distances along said land now or formerly of City of Holyoke: S 84 deg. 34" E 324 feet, more or less, to a point; N 05 deg. 26' E 75 feet, more or less, to a point; S 82 deg. 51' E 712 feet, more or less, to a point;
S 02 deg. 45' E 100 feet, more or less, to a point; and S 31 deg. 18' E 270 feet, more or less, to a point on said northwesterly line of Whiting Farms Road marking the northeasterly corner of the herein described parcel; thence southwesterly following a curve to the left having a radius of 845.94 feet and an arc length of 283 feet, more or less, along said northwesterly line of Whiting
Farms Road to the point and place of commencement.

     The above bearings are referenced to the Massachusetts
Coordinate System - Mainland Zone.

     Said parcel "2-K" is more clearly designated and defined on a map entitled "Holyoke Water Power Company Definitive Subdivision Plan Off Whiting Farms Road Holyoke (Hampden County) Massachusetts Scale: 1"=100' Date: August 1981 Approved 9/21/81 by John K. Johnston" a copy of which is on file in the Hampden County Registry of Deeds in Book of Plans 200, Page 44.

A.   Parcel 82-109

     The parcel of land lying northeasterly of the intersection of Coolidge Street and Meadow Street in the City of Holyoke, County of Hampden, Commonwealth of Massachusetts. Said parcel being the same land acquired by Holyoke Water Power Company from Noxell Corporation by an instrument dated June 27, 1973 recorded in Book 3821 Page 240 in the Hampden County Registry of Deeds. Said parcel being more particularly bounded and described as follows:

     Beginning at a point in the northwesterly side of Coolidge
Street, said point being sixteen and forty-seven one- hundredths
(16.47) feet northeasterly from the intersection of the northwesterly side of Coolidge Street with the easterly side of Meadow Street; thence running

     NORTHERLY, fifteen (15) feet distant from and parallel to the easterly side of said Meadow Street three hundred eighty-eight and fifty-seven one-hundredths (388.57) feet more or less to a point, which point is equidistant from the easterly side of Meadow Street and the southeasterly side of Grant Street and fifteen (15) feet therefrom; thence running

     NORTHEASTERLY at an included angle of 114 deg-22' with the last described line, fifteen (15) feet distant from and parallel to Grant Street, four hundred fifteen and twenty-nine one-hundredths (415.29) feet, more or less, to a point, which point is seventy-five (75) feet from the southwesterly side of Brook Street;
thence running

     SOUTHEASTERLY at a right angle to the last described line three hundred fifty-three and ninety-five one hundredths (353.95) feet to a point in the northwesterly side of Coolidge Street, thence running

     SOUTHWESTERLY at a right angle to the last described line and along the northwesterly side of said Coolidge Street five hundred seventy-five and fifty-nine one-hundredths (575.59) feet more or less to the place of beginning.

     Said parcel of land is more clearly designated and defined on a map entitled "Land in Holyoke Massachusetts to be Conveyed by Noxell Corporation to Holyoke Water Power Company May 29, 1973 Scale 1" = 100' by John K. Johnston" a copy of which has been filed in the Hampden County Registry of Deeds in Book 3821, Page 240.

A.   Parcel 57-22

     That certain piece or parcel of land lying northeasterly of and adjoining Berkshire Street about 690 feet northwesterly of Race Street in the City of Holyoke, County of Hampden, Commonwealth of Massachusetts. Said parcel being the land acquired by the Holyoke Water Power Company from Palmer Ready Mix Concrete, Inc. by a deed dated August 18, 1976 recorded in Book 4328, Page 137 in the Hampden County Registry of Deeds. Said parcel is more particularly bounded and described as follows:

     Beginning at a point in the northerly line of Berkshire
Street, said point being N 52 deg-06'-20" W and Seven Hundred Twenty-seven and Fifty-three One-Hundredths (727.53) feet from the point of intersection of said northerly line of Berkshire Street with the westerly line of Race Street; thence continuing

     N 52 deg.06-20" W along said northerly line of Berkshire Street Four Hundred Fifty-eight and Eighty-two One Hundredths (458.82) feet to a point on a curve in the southerly location line of the Penn. Central Railroad; thence

     Easterly along said location line, an arc of said curve, of Thirteen Hundred Sixty-six and Sixty-nine One-Hundredths
(1366.69) foot radius, One Hundred Twelve and Twenty-two One-
Hundredths (112.22) feet to a point; thence continuing

     Easterly, along said location line, on the arc of a curve of One Thousand Eighty and Twenty-eight One-Hundredths (1,080.28) foot radius, Five Hundred Fifty-three and Forty-one One-
Hundredths (553.41) feet to a point at the northeasterly corner of the premises herein described; thence

     Southwesterly, along the northwesterly boundary line of a private railroad location, and along the arc of a curve of Three Hundred Seventy (370) foot radius, Two Hundred Seventy-five and Ninety-eight One-Hundredths (275.98) feet to a point tangent to said curve; thence

     S 37 deg.-55'-20" W along said boundary line of said private railroad location Ninety-three and Fifty One-Hundredths (93.50) feet to the place of beginning.

A.   Parcel 64-1

     The parcel of land lying southerly of and adjoining Ferry Road and northerly of and adjoining U.S. Route 202 acquired by the Holyoke Water Power Company from Boston and Maine Corporation in an instrument dated August 15, 1966 recorded in Book 3208 Page 23 in the Hampden County Registry of Deeds. Said parcel is more particularly bounded and described as follows:

     A strip of land of varying width beginning at Station 426+48 on Boston and Maine Corporation's right of way that runs from a point near Holyoke Water Power Company's gate-house to Mt. Tom Junction, so-called, as shown on Valuation Maps V42.1M on file 9-15 at the office of Boston and Maine Corporation, and running in a westerly and northerly direction along the said right of way to Station 770+0 on said right of way; the said strip of land being bounded on the one side by the Connecticut River and by land of other owners; and on the other side by a line running parallel to and fifteen (15) feet distant from the center line of

     (a)  The easterly track of the railroad between said Station
426+48 and Station
478+83.5; as such track existed on August 15, 1966;

     (b)  The single track of the railroad between said Station
478+83.5 and said
Station 710+0 (Berry's Crossing) as such track existed on August
15, 1966; and

     (c)  The most westerly track of the railroad between said
Station 710+0 and

said Station 770+0, as such tract existed on August 15, 1966.

          But excluding from said parcel of land the portion thereof that is located in the Town of Easthampton and the portion thereof designated as "Parcel 1 To Be Retained By the Holyoke Water Power Company Area = 6.9 Acres +" on the Subdivision Plan (as hereafter defined). The foregoing includes within its limits the area designated as "Parcel 2 To Be Conveyed to Holyoke Gas & Electric Company Area = 1.7 Acres +" on a map entitled "Subdivision Plan of Land Holyoke Massachusetts Date 04/30/2001 Scale 1"=400' Dwg. No. 90091 by Elliott F. Fuller, Jr. RLS 33935" (the "Subdivision Plan"), a copy of which has been filed in the Hampden County Registry of Deeds in Book of Plans 321, Page 49.

     Parcel 33-4

     The parcel of land in Holyoke conveyed to Holyoke Water
Power by deed of the City of Holyoke, dated March 21, 1979, recorded in Book 4764, Page 194 more particularly bounded and described as follows:

     Beginning at the point of intersection of the easterly side of Main Street the northerly side of Mosher Street and thence running:

     NORTHERLY:     on said Main Street forty nine (49) feet;
                    thence

     EASTERLY:      and parallel with said Mosher Street one
                    hundred nineteen (119) feet more or less to land now or late of the Connecticut River
                    Company;  thence

     SOUTHERLY:     along  the  last named land forty  nine  (49)
                    feet to said Mosher Street; thence

     WESTERLY:      on said Mosher Street one hundred nineteen
                    and 75/100 (119.75) feet to the place of beginning.

     Parcel 20-2-2

     The site of the Skinner Station located in Holyoke conveyed to Holyoke Water Power by deed of Holyoke Industrial Properties, dated October 22, 1962, recorded in Book 2913, Page 543 more particularly bounded and described as follows:

     Beginning at a point at the Easterly water line of the First
Level Canal, said point being two hundred (200) feet
Southwesterly from the intersection of the Southerly side of Appleton Street with the said Easterly water line of the First
Level Canal; thence running

     NORTHEASTERLY       and along said water line fifteen (15)
                         feet more or less to a point; thence
                         running

     SOUTHEASTERLY       and along other land now or formerly of
                         Holyoke Industrial Properties, Inc. two
                         hundred seven (207) feet more or less to a point; said point being one hundred seventy-two (172) feet Southwesterly from the intersection of the Westerly side of Bigelow Street and the Southerly side of Appleton Street and lying on the Westerly side of Bigelow Street; thence running

     SOUTHWESTERLY       and along land now or formerly of said
                         Holyoke Industrial Properties, Inc., and also the Westerly side of Bigelow Street a distance of twenty-eight (28) feet to a point; said point being two hundred
                         (200) feet Southwesterly from the
                         intersection of the Southerly side of
                         Appleton Street and the Westerly side of Bigelow Street; thence running

     NORTHWESTERLY       and along said land now or formerly of
                         said Holyoke Industrial Properties, Inc.
                         two hundred seven and thirty hundredths
                         (207.30) feet to the place of beginning.

     Together with the right to use as a passway, in common with said Holyoke Industrial Properties, Inc. and others, a strip of land forty (40) feet wide extending from Appleton Street to Cabot
Street and known as Bigelow Street.

     Together with the section of raceway as now located and constructed from the above-described parcel of land under and across said Bigelow Street.

     Together with all of the Holyoke Water Power Company's right, title and interest in and to the raceway extending from the Easterly line of said Bigelow Street and from the aforesaid section of raceway in an Easterly direction within the millsite of the said Holyoke Industrial Properties, Inc. next Easterly from Bigelow Street to the second level canal, together with the right to use, maintain, and repair said additional section of raceway forever, and to enter on said millsite therefor.

     Parcel 176-5.2

     That parcel of land in Holyoke on the westerly side of Bobala Road, conveyed to Holyoke Water Power by deed of Robin Taylor, dated October 14, 1980 recorded in Hampden County Registry of Deeds, Book 5010, Page 306, excluding the parcel conveyed in Book 5160, Page 339 and shown in Plan Book 198, Page 126; and also conveyed by deed of National Bank Book, dated May 22, 1981, recorded in Land Court, Docket No. 63896, Certificate No. 20188.

A.   Parcel 55-12

     A certain lot of land situated in said Holyoke, bounded and described as follows, viz:

     Beginning at a point in the northwesterly side of Main
Street which point is four hundred and ten and thirty-nine one hundredths (410.39) feet northeasterly from the northeasterly side of Berkshire Street thence running

     NORTHWESTERLY at an included angle of 82 deg 52' 30" with said Main Street two hundred and nineteen and seventy-four one-hundredths (219.74) feet to Race Street thence

     NORTHEASTERLY at right angles to the last described line and along said Race Street thirty (30) feet to South Street thence

     SOUTHEASTERLY at right angles to said Race Street and along said South Street two hundred and sixteen (216) feet to said Main
Street thence

     SOUTHWESTERLY at an included angle of 97 deg. 7' 30" with said South Street and along said Main Street thirty and twenty-three one-hundredths (30.23) feet to a point and the place of beginning.

     Being the same premises conveyed to Holyoke Water Power
Company by deed of Marken Corp., dated May 25, 1953, and recorded in the Hampden County Registry of Deeds in Book 2247, Page 193.

     Excepting from the foregoing Parcel 55-12 so much thereof that was taken by the Commonwealth of Massachusetts by a Certificate of Taking, recorded in Book 4625, Page 25 of the
Hampden County Registry of Deeds.

     A.   Various Parcels

     The parcels of land located in the City of Holyoke that are shown on the Holyoke Assessor's maps as:

          Parcel    160-32 - Evergreen Street
          Parcel    71-20 -  Log Pond Cove
          Parcel    32-3 -   North Canal Street
          Parcel    32-13 -  North Canal Street
          Parcel    27-6 -   Main Street
          Parcel    45-2 -   Berkshire Street
          Parcel    46-3 -   Water Street
          Parcel    46-6 -   Cabot Street

     To the extent the following personal property tax items include real property, they are to be transferred: 21-3A Beebe-
Holbrook, 21-3B Beebe-Holbrook, 26-1D Skinner, 46-66A Chemical.

     Under Section 5.3.9 of the Settlement Agreement, Seller reserves the right to sell the above described Parcel 82-109, pursuant to a Purchase and Sale Agreement between the Seller and Alice King, in which case the Initial Purchase Price shall be reduced by the full amount of the cash proceeds received by the Seller from Alice King in such sale, if consummated before the Closing. Alternatively, the Seller may convey such real property subject to such Purchase and Sale Agreement, or cancel such Purchase and Sale Agreement, in each case without resulting in any reduction or other adjustment to the Purchase Price.

II.  SOUTH HADLEY, MASSACHUSETTS

     The following parcels of land located in South Hadley, County of Hampshire, Commonwealth of Massachusetts:

B.   Parcel 4D-25

     That certain piece or parcel of land lying about 200 feet southerly of West Main Street about 1200 feet westerly of North Bridge Street (Mass. Route 116) in the Town of South Hadley, County of Hampshire, Commonwealth of Massachusetts. Said parcel being the same land acquired by Holyoke Water Power Company from Emhart Industries, Inc. in an instrument dated September 6, 2000 recorded in Book 6061 Page 131 in said Hampshire County Registry of Deeds. Said parcel being more particularly bounded and described as follows:

     Commencing at a point marking the northeasterly corner of the premises conveyed at land now or formerly of Holyoke Water
Power Company and from said point of beginning running
S 03 deg 38' 14" W one hundred thirty-four and 84/100 (134.84) feet along land now or formerly of Holyoke Water Power Company to a point; thence N 86 deg 21' 46" W sixty-one and 67/100 (61.67) feet to a point; thence S 04 deg. 05' 23" W eighty-one and 28/100 (81.28) feet through a wall and into the Connecticut River; thence
N 85 deg. 31' 16" W one hundred forty-seven and 88/100 (147.88) feet to a point; thence N 03 deg. 58' 24" E through the Connecticut River and along land now or formerly of the grantee herein, one hundred thirty-one and 37/100 (131.37) feet to a point; thence
N 84 deg. 59' 36"W seven and 66/100 (7.66) feet; thence
N 04 deg. 30' 32" E fifteen and 77/100 (15.77) feet; thence
N 86 deg. 47' 30" W nine and 71/100 (9.71) feet; thence
N 03 deg. 49' 05" E eleven and 67/100 (11.67) feet; thence
S 86 deg. 10' 55" E nine and 85/100 (9.85) feet; thence
N 04 deg. 30' 32" E eight and 57/100 (8.57) feet; thence
S 88 deg. 25' 34" E sixty-three and 82/100 (63.82) feet; thence N
 03 deg. 43' 14" E twenty and 46/100 (20.46) feet; thence N 79 deg. 28' E fifty-five and 90/100 (55.90) feet; thence N 67 deg. 34' 46" E twenty-two and 84/100 (22.84) feet; thence S 86 deg. 21' 46" E seventy-eight
(78) feet to the point of commencement.

B.   Parcel 4D-26

     That certain piece or parcel of land lying about 200 feet, more or less, southerly of the intersection of West Main Street and Canal in the Town of South Hadley, County of Hampshire, Commonwealth of Massachusetts. Said parcel being "Parcel 1" acquired by Holyoke Water Power Company from Emhart Industries, Inc. in an instrument dated June 27, 1988 recorded in Book 3203 Page 269 in said Hampshire County Registry of Deeds. Said Parcel "1" is more particularly bounded and described as follows:

     Beginning at a stone monument on land of Holyoke Water Power Company, said monument being situated fifteen (15) feet southerly from the berm line of the South Hadley Falls Canal, and two hundred seventy-one (271) feet more or less westerly from the Filter House of Stevens Paper Mills, Inc.; thence easterly keeping a distance of fifteen (15) feet from the berm line of said Canal for two hundred seventy-one (271) feet more or less to the westerly wall of said Filter House of Stevens Paper Mills, Inc., thence southerly by said wall of Filter House a distance of eleven and 67/100 (11.67) feet to a corner; thence easterly with an interior angle of 270 deg. 00', a distance of ten and 5/10 (10.5) feet by said Filter House; thence southerly with an interior angle of 88 deg. 58', a distance of fourteen and 9/10 (14.9) feet by other property of Stevens Paper Mills, Inc. to a point; thence easterly with an interior angle of 270 deg. 00' a distance of seven and 64/100 (7.64) feet by said property of Stevens Paper Mills, Inc. to main building of said Stevens Paper Mills, Inc.; thence southerly with an interior angle of 91 deg. 02', a distance of one hundred thirty-one and 37/100 (131.37) feet by Stevens Paper
Mills, Inc. to a point in the bank of the Connecticut River;
thence westerly with an interior angle of 88 deg. 58', a distance of eighty-five and 01/10 (85.01) feet by river to a copper bolt;
thence westerly with an interior angle of 171 deg. 00', a distance of one hundred fifty (150) feet by river to a copper bolt; thence westerly with an interior angle of 159 deg. 10', a distance of fifty-seven and 75/100 (57.75) feet by river to a copper bolt; thence northerly with an interior angle of 122 deg. 44', a distance of one hundred twelve (112) feet by land of Holyoke Water Power Company to the point of beginning; containing thirty-eight thousand three hundred seventy (38,370) square feet, more or less.

     Said "Parcel 1" is more clearly designated and defined on a map entitled "Land in South Hadley Falls, Owned by Carew Manufacturing Company, Subsidiary of Texon, Inc., Scale 1" equals 40; Church and Hebert, Surveyor, dated January 1950" recorded in the Hampshire County Registry of Deeds, Book of Plans 35, Page 49.

     Parcel 4D-27

     Said Parcel "4D-27" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg. No. 90088
Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

     Parcel 4D-28

     That certain piece or parcel of land lying southerly of and adjoining the westerly terminus of Carew Street. Said parcel being a portion of the land acquired by Holyoke Water Power Company from The Proprietors of the Locks and Canal on the Connecticut River in an instrument dated November 24, 1883 recorded in Book 384 Page 357 and from the Peerless Realty Corporation in an instrument dated July 21, 1930 recorded in Book 865 Page 457 in the Hampshire County Registry of Deeds. Said parcel is shown as "4D-28" on a map hereinafter referred to, being more particularly bounded and described as follows:

     NORTHERLY:          by land now or formerly of Holyoke Water
                         Power Company being parcels "4D-17, 4D-
                         18, 4D-19 and 4D-20", by Carew Street
                         and by other land now or formerly of
                         Holyoke Water Power Company being
                         parcels "5C-45", by land now or formerly of Gerard Cyr;

     SOUTHERLY:          again by other land now of formerly of
                         Holyoke Water Power Company being
                         parcels "4D-25, 4D-26 and 5C-46" on a
                         map hereinafter referred to and the
                         Connecticut River, partly by each; and

     NORTHWESTERLY:      again by other land now or formerly of
                         Holyoke Water Power Company shown as
                         parcel "4B-74" on a map hereinafter
                         referred to.

     EASTERLY:           again by other land now or formerly of
                         Holyoke Water Power Company shown as
                         parcel "5C-47" on a map hereinafter
                         referred to.

     Said parcel "4D-28" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

B.   Parcel 5C-44

     Said Parcel "5C-44" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

B.   Parcel 5C-45

     Said Parcel "5C-45" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

B.   Parcel 5C-46

     That certain piece or parcel of land lying about 150 feet southerly of Main Street opposite North Main Street in the Town of South Hadley, County of Hampshire, Commonwealth of Massachusetts. Said parcel being a portion of land acquired by Holyoke Water Power Company from the Peerless Realty Corporation in an instrument dated July 21, 1930 recorded in Book 865 Page 457 in the Hampshire County Registry of Deeds. Said land is shown as parcel "5C-46" on a map hereinafter referred to, being more particularly bounded and described as follows:

     NORTHERLY:     by land now or formerly of Holyoke Water
                    Power Company, shown as parcel "4D-28" on a map hereinafter referred to;

     EASTERLY:      again by land now or formerly of Holyoke
                    Water Power Company, shown as parcel "5C-47" on a map hereinafter referred to;

     SOUTHERLY:     by the Connecticut River; and

     WESTERLY:      again by and now of formerly of Holyoke Water
                    Power Company shown as parcel "4D-25" on a map hereinafter referred to.

     Said parcel "5C-46" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

     Parcel 5C-47

     That certain piece or parcel of land lying about 150 feet southerly of Main street opposite North Main Street in the Town of South Hadley, County of Hampshire, Commonwealth of Massachusetts. Said parcel being a portion of land acquired by Holyoke Water Power Company from the Peerless Realty Corporation in an instrument dated July 21, 1930 recorded in Book 865 Page 457 in the Hampshire County Registry of Deeds. Said land is shown as parcel "5C-47" on a map hereinafter referred to, being more particularly bounded and described as follows:

     NORTHERLY:     by land now or formerly of Gerard Cyr and
                    land now or formerly of Holyoke Water Power
                    Company shown as parcels "5C-51", "5C-44" and "5C-43" on a map hereinafter referred to, partly by each;

     EASTERLY:      again by land now or formerly of Holyoke
                    Water Power Company shown as parcel "5C-49
                    Tract 1" on a map hereinafter referred to;

     SOUTHERLY:     again by said parcel "5C-49 Tract 1" and the
                    Connecticut River, partly by each; and

     WESTERLY:      by land now or formerly of Holyoke Water
                    Power Company shown as parcel "5C-46" on a map hereinafter referred to.

     Said parcel "5C-47" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

B.   Parcel 5C-48

     That certain piece or parcel of land lying about 195 feet southerly of Main Street and about 150 feet westerly of North Bridge Street (Mass. Route 116) in the Town of South Hadley, County of Hampshire, Commonwealth of Massachusetts. Said parcel being the same land acquired by Holyoke Water Power Company from Ruth M. Bardwell in an instrument dated September 2, 1925 recorded in Book 818 Page 159 in the Hampshire County Registry of Deeds. Said parcel being more particularly bounded and described as follows:

     Beginning at a point in the Easterly boundary line of land now or formerly of Ruth M. Bardwell, at land now or formerly of Catherine E. and Margaret Sullivan at an iron pin, one hundred eighty-five (185) feet southerly from the southerly side of Main Street; thence running Westerly in a line at right angles to the last described line and along other land now or formerly of Ruth
M. Bardwell, forty-nine and five tenths (49.5) feet to land now or formerly of Robert A. Brainerd, and an iron pin one hundred eighty-five (185) feet southerly from the southerly side of Main Street; thence Southerly in a line at right angles to the last described line to the bank of the canal; thence Easterly along the bank of the canal to a point which intersects the first described line produced southerly; thence Northerly in a straight line and along said land now or formerly of Catherine E. and Margaret Sullivan to the place of beginning.

     Together with all right, title and interest, if any, in a parcel of land lying Southerly of the above described premises bounded Northerly by the described premises, Easterly by the boundary line between land now or formerly of Catherine E. and Margaret Sullivan and land now or formerly of Ruth M. Bardwell produced Southerly, to the Connecticut River at the thread of the stream; Southerly by the thread of the stream of the Connecticut River, Westerly by the westerly boundary line of the above described premises produced southerly to the thread of the stream.

     Excepting however the portion of the foregoing parcel that was conveyed by the Holyoke Water Power Company to Hadley
Printing Company by deed dated May 31, 1967 and recorded in Book
1514, Page 314 in the Hampshire County Registry of Deeds.

B.   Parcel 5C-49

     Those certain pieces or parcels of land lying easterly and westerly of Mass. Route 116 and northerly of and adjoining the Connecticut River in the Town of South Hadley, County of Hampshire, Commonwealth of Massachusetts. Said parcels being a portion of the land acquired by Holyoke Water Power Company from the Roman Catholic Bishop of Springfield in an instrument dated September 20, 1946 recorded in Book 1009 Page 402 in the Hampshire County Registry of Deeds. Said parcels are shown as "5C-49 Tract 1" and 5C-49 Tract 2" on a map hereinafter referred to, being more particularly bounded and described as follows:

     Tract 1

     NORTHERLY:          by land now or formerly of Holyoke Water
                         Power Company shown as parcel "5C-43" on a map hereinafter referred to, land now or formerly of Town of South Hadley
                         Electric Light Company, by other land
                         now or formerly of Holyoke Water Power
                         Company shown as parcel "5C-48" on a map hereinafter referred to and land now or formerly of Inhabitants of South Hadley, partly by each;

     EASTERLY:           by Massachusetts Route 116;

     SOUTHERLY and:
     SOUTHWESTERLY:      by the Connecticut River; and

     NORTHERLY and
     WESTERLY:           by other land now or formerly of Holyoke
                         Water Power Company being parcel "5C-47" on a map hereinafter referred to.

     Tract 2

     NORTHERLY and
     EASTERLY:      by land now or formerly of South Hadley
                    American Legion Post #260;

     SOUTHERLY:     by the Connecticut River; and

     WESTERLY:      by Massachusetts Route 116.

     Said parcels "5C-49 Tract 1" and "5C-49 Tract 2" are more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through ______________, 2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

     Parcel 5C-51

     Said Parcel "5C-51" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

     Parcels 22-1, 20-46, 20-57, 4B-74

     Those certain pieces or parcels of land lying northerly of and adjoining the Connecticut River the southeasterly terminus of which is adjacent to the Hadley Falls Dam in the Town of South Hadley, County of Hampshire, Commonwealth of Massachusetts. Said parcels being a portion of land acquired by Holyoke Water Power Company from The Proprietors of the Locks and Canals on the Connecticut River in an instrument dated November 24, 1883 recorded in Book 384 Page 357 and the remaining portion of land acquired from William A. Chase in an instrument dated June 2, 1881 recorded in Book 364 Page 270 in the Hampshire County Registry of Deed. Said parcels being shown as parcels "22-1, 20-46, 20-57and 4B-74" on a map hereinafter referred to, being more particularly bounded and described as follows:

     Parcel 22-1

     The parcel of land lying westerly and southerly of River
Street a portion of which is known as "Cove Island", bounded and described as follows:

     NORTHERLY:          by land now or formerly of Donald O.Lusignon;

     EASTERLY:           by River Street;

     NORTHERLY again:    by land of unknown ownership;

     NORTHEASTERLY:      again by River Street and by land now or
                         formerly of Edward Urbanowicz et al,
                         land now or formerly of Gerald R. St.
                         Martin et al, land now or formerly of
                         Walter R. Bilski, Jr., other land now or formerly of Edward Urbanowicz et al, and land now or formerly of Jacqueline
                         Garner et al, partly by each;

     EASTERLY again:     by land now or formerly of Dorothy E.
                         Boeaner, land now or formerly of Louis
                         R. Bergman et al, land now or formerly
                         of Town of South Hadley, land now or
                         formerly of Redcliffe Canoe Club, Inc.
                         and land now or formerly of Holyoke
                         Water Power Company being parcel "20-46" on a map hereinafter referred to; land now or formerly of David Mutch, et al, land now or formerly of Richard Manon et al and land now or formerly of Josephine
                         Mutch, partly by each;

     SOUTHEASTERLY:      by U.S. Route 202; and

     EASTERLY again,
     SOUTHERLY and
     WESTERLY:           by the Connecticut River.

     Said parcel "22-1" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

B.   Parcel 20-46

     The parcel of land lying about 200 feet southwesterly of Canal Street about 500 feet northwesterly of U.S. Route 202, bounded and described as follows:

     NORTHEASTERLY:      by land now or formerly of Evelyn Conova
                         and land now or formerly of Holyoke
                         Water Power Company being parcel "20-57" hereinafter described, partly by each;

     SOUTHEASTERLY:      by land now or formerly of David Mutch
                         et al and land now or formerly of
                         Holyoke Water Power Company being parcel
                         "22-1" hereinabove described;

     WESTERLY:           again by said land now or formerly of
                         Holyoke Water Power Company being parcel
                         "22-1" hereinabove described; and

     NORTHWESTERLY:      by land now or formerly of Redcliffe
                         Canoe Club, Inc.

     Said parcel "20-46" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

B.   Parcel 20-57

     The parcel of land lying southwesterly of and adjoining
Canal Street about 400 feet northwesterly of U.S. Route 202, bounded and described as follows:

     NORTHWESTERLY:      by land now or formerly of Evelyn Conova;

     NORTHEASTERLY:      by Canal Street;

     SOUTHEASTERLY:      by land now or formerly of David Mutch
                         et al; and

     SOUTHWESTERLY:      by other land now or formerly of Holyoke
                         Water Power Company being parcel "20-46" hereinabove described.

     Said parcel "20-57" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

     Parcel 4B-74

     The parcel of land lying about 200 feet southwesterly of Canal Street about 200 feet southeasterly of U.S. Route 202, being more particularly bounded and described as follows:

     NORTHWESTERLY: by U.S. Route 202;

     NORTHEASTERLY:      by land now or formerly of Robert
                         Fowler; land now or formerly of Elliot
                         Smith et al, land now or formerly of Ohn
                         Brainard; land now or formerly of Paul
                         Shaw et al, land now or formerly of R.
                         Belanger et al, land now or formerly of
                         Kyle Johnston et al, land now or
                         formerly of Kenneth Allie, land now or
                         formerly of Irene Pula, land now or
                         formerly of Kenneth Merchant et al, land now or formerly of Emmet Moynihan, land now or formerly of Edward Dzuris et al and land now or formerly of Holyoke
                         Water Power Company being parcel "4D-27" on a map hereinafter referred to, partly by each;

     SOUTHEASTERLY:      by land now or formerly of Holyoke Water
                         Power Company being parcels "4D-17" and
                         "4D-28" on a map hereinafter referred
                         to, partly by each: and

     SOUTHWESTERLY:      by the Connecticut River.

     Said parcel "4B-74" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

B.   Parcel 23-6

     The land in South Hadley, Hampshire County, Massachusetts, with the buildings thereon, bounded and described as follows:

     Beginning at the NORTHWESTERLY corner of the land herein described at the Connecticut River and at the land formerly of James A. Lamb, later of one Robert Dowling; thence running along the last named land three hundred (300) feet, more or less, to land now or formerly of Frederick Strong; thence SOUTHERLY along land now or formerly of said Strong eighty-five (85) feet to land now or formerly of Charles P. Moos; thence WESTERLY in a line parallel to the first described line three hundred (300) feet, more or less, to the Connecticut River; thence NORTHERLY along said Connecticut River eighty-five (85) feet to the place of beginning.

     Meaning and intending to describe all of that parcel of land now or formerly owned by Neil J. Moriarty on the EAST bank of the Connecticut River between the said River and the Strong estate, containing approximately 25,500 Sq. Ft., together with all easements, rights of way, riparian rights, and all restrictions appurtenant to or running to the benefit of the said land, including any and all rights of said Neil J. Moriarty in the bed of the Connecticut River.

     Being the same premises conveyed to Holyoke Water Power
Company by deed of Neil J. Moriarty, dated March 23, 1962, and recorded in the Hampshire County Registry of Deeds in Book 1478,
Page 413.

     Together with the following permanent rights and easements to be exercised in common with others:

     1. To pass and repass on foot and with vehicles for the purpose of access to and from the above-described Parcel 4D-28 within the following Area A:

          Area A is located southerly of and adjoining West Main
Street opposite High Street.  Said area is shown as "Area A
Access Rights to be Granted" on a map hereinafter referred to, being more particularly bounded and described as follows:

          Commencing at a point on the southerly line of West
Main street marking a corner of the herein described area; said point being S 74 deg. 55' 09" W 127.26 feet from a granite bound;
thence the following four (4) courses and distances across land of the Holyoke Water Power Company shown as parcel "4D-19 and 4D-
20" on a map hereinafter referred to: S 2 deg. 25' 09" E 44.00 feet to a point; S 49 deg. 24' 56" E 29.00 feet to a point;
S 87 deg. 08' 01" E 121.00 feet to a point; and N 86 deg. 30' 45" E 28.00 feet to an iron rod marking the northeasterly corner of the herein described area and the westerly terminus of Carew Street;
thence S 0 deg. 23' 45" E 23.08 feet along said westerly terminus of Carew Street to a railroad spike marking a corner of the herein described area and other land of the Holyoke Water Power Company shown as parcel "4D-28" on a map hereinafter referred to; thence the following seven (7) courses and distances along parcel "4D-
28":  S 82 deg. 42' 01" W 19.92 feet to a railroad spike;
N 87 deg. 08' 01" W 24.68 feet to a railroad spike; S 2 deg. 58' 45" E
30.49 feet to a point marking the southeasterly corner of the herein described area; N 84 deg. 56' 55" W 38.84 feet to a point;
S 79 deg. 21' 15" W 23.10 feet to a point; S 75 deg. 38' 18" W 19.92 feet to a point; and S 80 deg. 10' 22" W 17.74 feet to a point marking the southwesterly corner of the herein described area; thence
N 49 deg. 24' 56" W 165.00 feet across said parcel "4D-19" to a point on said southerly line of West Main Street marking the northwesterly corner of the herein described area; thence
N 74 deg. 55' 09" E 97.00 feet along said southerly line of West Main Street to the point and place of commencement.

          Said "Area A" is more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

     2. To erect, install, construct, repair, maintain, replace, relocate, inspect, patrol, operate and remove upon, over, under, along and across Area A (i) Transmission Facilities,
(ii) facilities used for the distribution of gas and/or electricity, (iii) pipelines with valves, tie-overs and other appurtenant facilities for the distribution of gas and all by-products thereof or any liquids, gases or substances that can be transported through a pipeline, and (iv) monuments and signs to locate Area A, and to enter upon, travel and transport materials and equipment over, along and across the Area A, including if necessary or convenient in connection therewith, the right to grade, excavate, fill or otherwise improve said easement area; over and across the following described easement area containing
0.2 acres n:

          Commencing at a point on the southwesterly line of Canal Street marking the southeasterly corner of the herein described easement area; said point being N 34 deg. 56' 54" W 12.74 feet from a railroad spike; thence the following three (3) courses and distances across land of the Holyoke Water Power
Company being parcel "4D-18" on a map hereinafter referred to S
77 deg. 41' 26" W 46.56 feet to a point; S 56' 17" 04 W 86.63 feet to a point; and S 26 deg. 02' 06" W 60.71 feet to a point marking a corner of the herein described easement and other land of the Holyoke Water Power Company; said point being S 56 deg. 26' 40" W
12.76 feet from an iron rod; thence the following three (3) courses and distances along said other land of the Holyoke Water Power Company being parcel "4D-28" on the map hereinafter referred to S 56 deg. 26' 40" W 8.60 feet to a point marking the southwesterly corner of the herein described easement area; N 53 deg 52' 36" W 52.96 feet to a point; and S 53 deg. 55' 35" W 3.80 feet to a point; thence N 36 deg. 04' 35" W 26.35 feet again along said parcel 4D-28 and along other land of the Holyoke Water Power
Company being parcel 4B-74 on a map hereinafter referred to, partly by each to a point; thence the following three (3) courses and distances again across said land of the Holyoke Water Power Company being parcel 4D-17 on a map hereinafter referred to; N
30 deg. 07' 19" E 39.31 feet to a point marking the northwesterly corner of the herein described easement area; S 59 deg. 52' 41" E
42.06 feet to a point; and N 56 deg. 17' 04" E 121.54 feet to a point; thence N 77 deg. 41' 26" E 40.86 feet again across said parcel 4D-17 to a point on said southwesterly line of Canal Street marking the northeasterly corner of the herein described easement area; thence S 34 deg. 56' 54" E 27.09 feet along said southwesterly line of Canal Street to the point and place of commencement.

          Together with a perpetual easement and right to erect and maintain guys and anchors under, upon, over and across a portion of land ten (10) feet wide and ten(10) feet in length designated "Guying Area" on a map hereinafter referred to. Said "Guying Area" is located northeasterly of and adjoining the northeasterly limit of the herein above described "Easement to be Granted" opposite Holyoke Water Power Pole #11.

          Said "Easement to be Granted" and "Guying Area" are more clearly designated and defined on a map entitled "Plan Showing Parcels to be Conveyed, Easement and Access Rights to be Granted South Hadley, Massachusetts", dated 4/02/2001, as revised through 5/24/2001, Dwg No. 90088 Sheets 1 thru 4 of 4, copies of which are attached hereto and made a part of this Schedule.

III. CHICOPEE

     The following parcels of land located in Chicopee, County of Hampshire, Commonwealth of Massachusetts:

B.   Lot 141

     That certain piece or parcel of land lying northwesterly of and adjoining Prospect Street opposite Ingham Street in the City of Chicopee, County of Hampden, Commonwealth of Massachusetts, bounded and described as follows:

     NORTHEASTERLY:      by land now or formerly of Daniel
                         O'Connell et al, 882.54 feet;

     SOUTHEASTERLY:      by land of unknown ownership 775.35
                         feet, being Lots 129, 137 and 138 on a
                         map hereinafter referred to, partly by
                         each;

     SOUTHERLY:          by Prospect Street, 716.99 feet;

     SOUTHWESTERLY:      by land now or formerly of James E.
                         Fitzgerald, 732.70 feet;

     SOUTHWESTERLY
     again:              by other land of the Holyoke Water Power
                         Company, 135 feet, more or less, being
                         Lot 142 on a map hereinafter referred
                         to; and

     NORTHWESTERLY:  by the Connecticut River.

     Said "Lot 141" is more clearly designated and defined on Land Court Plan 12181-34 Sheet 1 of 2 Subdivision Plan of Land in Chicopee Holyoke Water Power Engineering Department September 1958 Scale 200 feet to an inch recorded in the Land Court Section of the Hampden County Registry of Deeds with Certificate of Title No. 9080. See also Certificate of Title No. 1627.

     Lot 142

     That certain piece or parcel of land lying southeasterly of and adjoining the Connecticut River and 800 feet northwesterly of the intersection of Prospect Street and Buckley Boulevard in the City of Chicopee, County of Hampden, Commonwealth of
Massachusetts, bounded and described as follows:

     NORTHEASTERLY:      by land of the Holyoke Water Power
                         Company 135 feet, more or less, being
                         Lot 141 on a map hereinafter referred
                         to;

     SOUTHEASTERLY:      by land now or formerly of James B.
                         Fitzgerald, land now or formerly of
                         Irene M. Murphy and land now or formerly of Sarah A. Buckley, partly by each,
                         568.63 feet;

     SOUTHWESTERLY:      by other land of the Holyoke Water Power
                         Company 60 feet, more or less, being Lot
                         143 on a map hereinafter referred to;
                         and

     NORTHWESTERLY:      by the Connecticut River.

     Said "Lot 142" is more clearly designated and defined on Land Court Plan 12181-34 Sheet 2 of 2 Subdivision Plan of Land in Chicopee Holyoke Water Power Engineering Department September 1958 Scale 200 feet to an inch recorded in the Land Court Section of the Hampden County Registry of Deeds with Certificate of Title No. 9080. See also Certificate of Title No. 1627.

B.   Lot 143

     That certain piece or parcel of land lying northwesterly of and adjoining Buckley Boulevard opposite Prospect Street in the City of Chicopee, County of Hampden, Commonwealth of
Massachusetts, bounded and described as follows:

     NORTHEASTERLY:      by land of the Holyoke Water Power
                         Company 60 feet, more or less, being Lot
                         142 on a map hereinafter referred to;

     NORTHEASTERLY
     again:              by land now or formerly of Sarah A.
                         Buckley, 777.62 feet;

     SOUTHEASTERLY:      by Buckley Boulevard 321.56 feet;

     SOUTHWESTERLY:      by other land of the Holyoke Water Power
                         Company, 376.13 feet, being Lot 144
                         hereinafter described;

     SOUTHEASTERLY       by other land of the Holyoke Water Power
                         Company, 578.42 feet, being Lot 144
                         hereinafter described;

     SOUTHWESTERLY       by land now or formerly of Ellen J.
                         Atkins, 242.89 feet;

     SOUTHWESTERLY
     again:              by other land of the Holyoke Water Power
                         Company, 130 feet, more or less, being
                         Lot 146 on a map hereinafter referred
                         to; and

     NORTHWESTERLY:      by the Connecticut River.

     Said "Lot 143" is more clearly designated and defined on Land Court Plan 12181-34 Sheet 2 of 2 Subdivision Plan of Land in Chicopee Holyoke Water Power Engineering Department September 1958 Scale 200 feet to an inch recorded in the Land Court Section of the Hampden County Registry of Deeds with Certificate of Title No. 9080. See also Certificate of Title No. 1627.

B.   Lot 144

     That certain piece or parcel of land lying northwesterly of and adjoining Buckley Boulevard opposite Prospect Street, City of
Chicopee, County of Hampden, Commonwealth of Massachusetts, bounded and described as follows:

     NORTHEASTERLY:      by other land of the Holyoke Water Power
                         Company, 376.13 feet, being Lot 143
                         hereinabove described;

     SOUTHEASTERLY:      by Buckley Boulevard 483.94 feet;

     SOUTHWESTERLY:      by land now or formerly of Agata Bush
                         and land now or formerly of Ellen J.
                         Atkins 294.56 feet, partly by each; and

     NORTHWESTERLY:      again by said Lot 143, 578.42 feet.

     Said "Lot 144" is more clearly designated and defined on Land Court Plan 12181-34 Sheet 2 of 2 Subdivision Plan of Land in Chicopee Holyoke Water Power Engineering Department September 1958 Scale 200 feet to an inch recorded in the Land Court Section of the Hampden County Registry of Deeds with Certificate of Title No. 9080. See also Certificate of Title No. 1627.


B.   Lot 147

     That certain piece or parcel of land lying southeasterly of and adjoining the Connecticut River about 300 feet northerly of the intersection of Prospect Street and Ingham Street in the City of Chicopee, County of Hampden, Commonwealth of Massachusetts, bounded and described as follows:

     NORTHERLY:          by land now or formerly of Daniel
                         O'Connell Sons, Inc. 79 feet, more or
                         less;

     EASTERLY:           by land now or formerly of Daniel
                         O'Connell et al 1549.17 feet;

     SOUTHWESTERLY:      by land of the Holyoke Water Power
                         Company 120 feet, more or less, being
                         Lot 141 on a map hereinafter referred
                         to; and

     WESTERLY:           by the Connecticut River.

     Said "Lot 147" is more clearly designated and defined on Land Court Plan 12181-34 Sheet 1 of 2 Subdivision Plan of Land in Chicopee Holyoke Water Power Engineering Department September 1958 Scale 200 feet to an inch recorded in the Land Court Section of the Hampden County Registry of Deeds with Certificate of Title No. 9080. See also Certificate of Title No. 1792.

B.   Parcel 648-19

     That certain piece or parcel of land lying 300 feet, more or less, northwesterly of the intersection of Prospect Street and Buckley Boulevard in the City of Chicopee, County of Hampden, Commonwealth of Massachusetts. Said parcel being the same land acquired by the Holyoke Water Power Company from Gertrude M. Knightly and others in an instrument dated October 10, 1955 recorded in Book 2423 Page 160 in the Hampden County Registry of Deeds. Said parcel is shown as "648-19" on a map hereinafter referred to, being more particularly bounded and described as follows:

     Beginning at a point in the Northwesterly corner of land now or formerly of Gertrude M. Knightly and Helen K. Buckley, said point being four hundred and fifty-six and ninety-seven one-hundredths (456.97) feet Northwesterly from the intersection of the Southwesterly line of land now or formerly of said Gertrude
M. Knightly and Helen K. Buckley and the Northwesterly line of Prospect Street (so-called); thence running

     Northeasterly along land now or formerly of said Gertrude M. Knightly and Helen K. Buckley and land conveyed to Holyoke Water Power Company by deed of Sarah A. Buckley dated May 20, 1940 and recorded in the Hampden County Registry of Deeds, Book 1695, Page 361, to land now or formerly of one Dupont; thence running

     Southeasterly and along land of said Dupont to a point;
thence running

     Southwesterly and parallel to and one hundred and fifty
(150) feet distant from the first described line and along remaining land now or formerly of Gertrude M. Knightly and Helen
K. Buckley to said Southwesterly line of said Gertrude M.
Knightly and Helen K. Buckley; thence running

     Northwesterly and along land now or formerly of Holyoke
Water Power Company to the place of beginning.

     Intending to describe a strip of land one hundred and fifty
(150) feet in width along the whole Northerly part of land now or formerly of Gertrude M. Knightly and Helen K. Buckley.

     Parcel 667-1 A

     A certain parcel of land situated northwesterly of Prospect
Street in the part of City of Chicopee known as Willimansett, and described as follows, viz:

     Beginning at a point in the southwesterly line of land now or formerly of Sarah A. Buckley, said point being distant northwesterly four hundred fifty-six and ninety-seven one-hundreds (456.97) feet from the intersection of the southwesterly line of land now or formerly of said Sarah A. Buckley and the northwesterly line of Buckley Boulevard and running thence northeasterly across land now or formerly of said Sarah A. Buckley to land conveyed to Holyoke Water Power Company by Irene
M. Murphy Breen et als, by deed dated May 20, 1940, in a line which, extended northeasterly, would intersect the northeasterly line of land now or formerly of James E. Fitzgerald at land now or formerly of the Holyoke Water Power Company at a point distant four hundred (400) feet northwesterly from a stone bound at the intersection of the northeasterly line of land now or formerly of said James E. Fitzgerald with the northwesterly line of Prospect Street; thence northwesterly along land conveyed to said Holyoke Water Power Company by said Irene M. Murphy Breen et als, by deed dated May 20, 1940, to other land now or formerly of said Holyoke Water Power Company; thence southwesterly along said other land now or formerly of said Holyoke Water Power Company, to a stone bound at an angle in said other land now or formerly of Holyoke Water Power Company; thence southeasterly along land now or formerly of said Holyoke Water Power Company two hundred seventy and sixty-five one-hundredths (270.65) feet to a stone bound; thence continuing southeasterly in the same course along said last mentioned land, fifty (50) feet to a point and the place of beginning.

     Being the same premises conveyed to Holyoke Water Power
Company by deed of Sarah A. Buckley, dated May 20, 1940, and recorded in the Hampden County Registry of Deeds in Book ____,
Page ___.


     Parcel 667-1 B

      A certain parcel of land situated northwesterly of Prospect
Street in that part of the City of Chicopee, County of Hampden and Commonwealth of Massachusetts, known as Willimansett, and described as follows, viz:

     Beginning at a point in the northeasterly line of land now or formerly of James E. Fitzgerald at land now or formerly of Holyoke Water Power Company, said point being distant four hundred (400) feet northwesterly of a stone bound on the northwesterly side of Prospect Street at the northeasterly corner of land now or formerly of said James E. Fitzgerald and the southeasterly corner of land now or formerly of said Holyoke Water Power Company, and running thence northwesterly along land now or formerly of said Holyoke Water Power Company three hundred thirty-two and seven tenths (332.7) feet to a stone bound at an angle in land now or formerly of said Holyoke Water Power Company; thence southwesterly along land now or formerly of said Holyoke Water Power Company to land conveyed to said Holyoke Water Power Company by Irene M. Murphy Breen, et als, by deed dated May 20, 1940; thence southeasterly along land conveyed to said Holyoke Water Power Company by Irene M. Murphy Breen et als, by deed dated May 20, 1940, to the point of intersection of the southwesterly line of land now or formerly of said Fitzgerald with a line running southwesterly from the point of beginning, said line intersecting the southwesterly line of land now or formerly of Sarah A. Buckley at a point four hundred fifty-six and ninety-seven one-hundredths (456.97) feet northwesterly from the northwesterly line of Buckley Boulevard, said last mentioned distance being measured along the southwesterly line of land now or formerly of said Sarah A. Buckley; thence northeasterly along other land now or formerly of said Fitzgerald to a point and the place of beginning.

     Being the same premises conveyed to Holyoke Water Power
Company by deed of James E. Fitzgerald, dated May 20, 1940, and recorded in the Hampden County Registry of Deeds in Book 1696,
Page 556.

     Parcel 667-1 C

     A certain parcel of land situated northwesterly of Prospect
Street in that part of the City of Chicopee, County and Commonwealth aforesaid, known as Willimansett, and described as follows, viz:

     Beginning at a point in the southwesterly line of land now or formerly of Irene M. Murphy Breen, Vera G. Murphy Bisaillon, and Mildred A. Murphy Fleming, said point of beginning being situated in line running northeasterly from a point in the southwesterly line of land now or formerly of Sarah A. Buckley distant four hundred fifty-six and ninety-seven one-hundredths (456.97) feet northwesterly from the northwesterly side of Buckley Boulevard, measured along said southwesterly line of land now or formerly of said Buckley, to a point in the northeasterly line of land now or formerly of James E. Fitzgerald, distant four hundred (400) feet northwesterly from a stone bound at the intersection of said northeasterly line of land now or formerly of said Fitzgerald with the northwesterly line of Prospect Street; and running thence from said point of beginning northeasterly along said described line to the southwesterly line of land now or formerly of said James E. Fitzgerald; thence northwesterly along land conveyed to Holyoke Water Power Company by said James E. Fitzgerald by deed dated May 20, 1940, to other land now or formerly of said Holyoke Water Power Company; thence southwesterly along said other land now or formerly of said Holyoke Water Power Company to land conveyed to said Holyoke Water Power Company by said Sarah A. Buckley by deed dated May 20, 1940; thence southeasterly along land conveyed to said Holyoke Water Power Company by said Sarah A. Buckley by deed dated May 20, 1940, to a point and the place of beginning.

     Being the same premises conveyed to Holyoke Water Power Company by deed of Vera G. Murphy Bisaillon, Irene M. Murphy Breen and Mildred A. Murphy Fleming, dated May 20, 1940, and recorded in the Hampden County Registry of Deeds in Book ____, Page ___.

III. ASSIGNED EASEMENTS

     (1) Certain reservations of easements situated in the City of Holyoke, County of Hampden, and Commonwealth of Massachusetts, contained in conveyances from Holyoke Water Power Company to the following Grantees; all dated and recorded in the Hampden County Registry of Deeds as follows:


           Grantee                    Date
                                                 Book   Page

Lyman Mills                     Apr. 28, 1854       175     266

Lyman Mills                     May 1, 1868         468     111

Brown, Holman & Whiting         Sept. 25, 1869      275     330

H. K. Porter                    Feb. 24, 1964      3014     435

Lyman Mills                     Jan. 2, 1882        392      60

Lyman Mills                     Apr. 1, 1882        392      65

Lyman Mills                     June 18, 1890       468      40

Lyman Mills                     Mar. 4, 1891        473     568

Valley Paper Company            Sept. 8, 1866       244     154

Valley Paper Company            Jan. 1, 1870        271     305

Moses Newton & James Ramage     Nov. 1, 1873        312       5

Newton Paper Company            May 15, 1876        336     529

Newton Paper Company            July 1, 1879        381     256

Newton Paper Company            Feb. 16, 1901       623     577

Newton Paper Company            Feb. 16, 1901       623     581

Hadley Company                  Apr. 15, 1863       217     531

Hadley Company                  Aug. 12, 1870       275     523
Hadley Company                  Dec. 1, 1877        354      79

Hadley Company                  Jan. 24, 1902       651      69

Holyoke & Westfield Railroad    July 16, 1887       439       1

Boston & Maine Railroad         Sept. 25, 1937     1644     397

Conn. River Railroad Company    July 1, 1875        328     211

City of Holyoke                 Sept. 17, 1945     1806     552

Liberty Ice & Fuel Company      Feb. 14, 1946      1816     212

Continental United Industries,  Sept. 1, 1946      1839       2
Inc.

The Sinclair Company            Sept. 3, 1946      1839       1

Holyoke Wire & Cable            June 14, 1950      2059     236
Corporation

Rose A. Griffin                 Jan. 15, 1952      2178     575

Rose A. Griffin                 Jan. 13, 1953      2233     137

Sarah Laskin                    July 9, 1953       2252      58

Pow-Had Realty Corporation      July 20, 1953      2253     408

Pow-Had Realty Corporation      Aug. 28, 1953      2278     357

William P. Engel                May 20, 1955       2389     305

Robert E. Anderson, Jr.     )
Felix E. Brawer             )   July 19, 1955      2403     251
Dr. Bernard Pinck           )

Frederic E. Revez           )   Oct. 19, 1955      2428     339
H. Kenyon Bemis             )

Taft Realty Co., Inc.           Dec. 28, 1955      2440     470

The Seamless Rubber Company     Apr. 18, 1956      2462      42

Francis M. Rhoten               Feb. 2, 1956       2465      26

Crompton & Knowles Packaging    Jan. 31, 1958      2592     177
Corp.

Bernard J. Taft & Mary A. Taft  Aug. 1, 1940       1697      81

Elmer L. Dean                   Mar. 28, 1931      1482     133

Holyoke Bar Corporation         Sept. 20, 1927     1370     481
Raymond Kimball & Sons, Inc.    Apr. 1, 1927       1358     273

Louis Bibeau                    Jan. 10, 1927      1344     433

Joseph F. Ranger                Jan. 14, 1926      1306     406

The Holyoke Company, Inc.       Jan. 14, 1926      1306     405

New England Tire & Rubber       July 31, 1924      1234     387
Company

Buchanan Bolt & Wire Company    Sept. 5, 1923      1374     564

Paper City Mill Supply, Inc.    Sept. 18, 1923     1206     338

City of Holyoke                 Aug. 7, 1923       1188     516

Charles D. Heywood       )
Clara W. Morrow          )      June 1, 1923       1188       4
William J. Walsh         )

William Brooks & William I.     July 2, 1923       1178     555
Morse

City of Holyoke                 Aug. 20, 1923      1198      54

William Skinner           )
                                Mar. 22, 1922      1148      18
Joseph A. Skinner         )
William H. Hubbard        )
   d/b/a William Skinner & Sons

Century Machinery Company       July 6, 1920       1081     213

New England Tire & Rubber       June 10, 1920      1081     198
Company

Citizens Coal Company           Aug. 1, 1916       1021     322

Richard M. Dietz                Nov. 30, 1917      1005     171

C. Haarmann & Company           Nov. 20, 1916       985     318

Ernest H. Friedrich             May 1, 1913         870     290

Merrill B. Barkley              Nov. 17, 1910       801     249

Holyoke Bar Company             July 1, 1910        791     289

Ashton E. Hemphill              Nov. 4, 1909        690     587

City of Holyoke                 Feb. 15, 1892       492      84

City of Holyoke                 July 1, 1884        405     481

George R. Dickinson             Jan. 14, 1882       387     216
Linden Paper Company            Aug. 12, 1892       501     515

Holyoke Paper Company           Aug. 10, 1857       188     535

Holyoke Paper Company           Jan. 20, 1866       241       6

Holyoke Paper Company           Feb. 1, 1871        275     500

Holyoke Paper Company           Oct. 1, 1878        360     252

Holyoke Paper Company           Aug. 9, 1881        392     210

Riverside Paper Company         Sept. 14, 1866      246      21

Riverside Paper Company         Aug. 1, 1892        503     524

Riverside Paper Company         Dec. 10, 1897       579     109

Bemis Paper Company             Apr. 30, 1866       241     283

Winona Paper Company            July 1, 1880        375     364

Winona Paper Company            July 1, 1881        447     357

Winona Paper Company            May 31, 1888        447     369

L. L. Brown & William Whiting   July 1, 1880        379     255

Nonotuck Paper Company          Jan. 1, 1881        385     142

Albion Paper Company            Oct. 4, 1877        354     140

Albion Paper Company            Aug. 1, 1881        385     531

Albion Paper Company            Jan. 2, 1882        422      24

American Writing Paper Corp.    June 30, 1916       955     138

Hampden Paper Company           Dec. 15, 1864       236      67

Hampden Paper Company           Dec. 31, 1866       254     335

Albion Paper Company            Oct. 4, 1877        354     156

Crocker Mfg. Company            July 1, 1880        375     201

Crocker Mfg. Company            Mar. 15, 1895       533     214

Donald Mackintosh               Feb. 1, 1888        443     105

City of Holyoke                 Dec. 11, 1902       659     428

William E. Rice                 July 31, 1862       214     415
Whiting Paper Company           Jan. 1, 1870        443       5

Whiting Paper Company           Jan. 5, 1871        282      13

Brown, Holman & Whiting         Sept. 25, 1869      275     330

Whiting Paper Company           June 19, 1873       392      47

Whiting Paper Company           Dec. 28, 1881       392     139

Whiting & Company, Inc.         Feb. 25, 1932      1519     398

William Skinner                 Jan. 1, 1875        321     474

William Skinner Mfg. Company    Mar. 28, 1903       661     570

William Skinner         )
Joseph A. Skinner &     )       Apr. 21, 1915       899     231
William Hubbard         )

    Trustees
William Skinner         )
Joseph A. Skinner       )       Jan. 23, 1920      1069     420
William H. Hubbard      )

Farr Alpaca Company             July 1, 1878        415      65

Farr Alpaca Company             June 1, 1903        665      85

Farr Alpaca Company             Mar. 3, 1908        739     156

Farr Alpaca Company             Apr. 1, 1909        753     207

Farr Alpaca Company             Apr. 1, 1909        753     226

Farr Alpaca Company             June 1, 1893        510     106

Farr Alpaca Company             July 25, 1902       640     332

Farr Alpaca Company             July 1, 1903        665      90

Farr Alpaca Company             Mar. 3, 1908        739     143

Farr Alpaca Company             June 29, 1912       853      52

Farr Alpaca Company             Nov. 24, 1916       965     200

Farr Alpaca Company             Mar. 29, 1920      1061      10

Farr Alpaca Company             June 1, 1903        665      92

Farr Alpaca Company             Mar. 1, 1911        805     413
Farr Alpaca Company             Feb. 2, 1920       1053     274

Ford Auger Bit Company          Oct. 31, 1874       316     575

D. H. & J. C. Newton            Apr. 1, 1881        377     371

Parsons Paper Company           Feb. 16, 1888       447      78

Holyoke Machine Company         Oct. 1, 1864        228     573

Holyoke Machine Company         Jan. 1, 1868        426     422

Holyoke Machine Company         Oct. 20, 1886       426     494

Holyoke Warp Mill               Dec. 20, 1864       230     101

Holyoke Warp Mill               June 29, 1901       645      44

Jared Beebe                     Feb. 17, 1864       222     578
The Beebe Webber Company        May 7, 1906         823     273

Holyoke Plush Company           Sept. 9, 1903       667      12

Kingsbury & Kellogg             May 17, 1864        224     540

Germania Mills                  July 1, 1914        889     225

Germania Mills                  July 1, 1914        889     238

Franklin Paper Company          Apr. 30, 1866       241     361

Franklin Paper Company          Nov. 14, 1906       711      34

Whitmore Mfg. Company           Apr. 1, 1903        667      46

Whitmore Mfg. Company           Jan. 29, 1915       893     498

American Thread Company         Jan. 24, 1902       651      82

American Thread Company         Jan. 15, 1913       885     483

American Thread Company         Oct. 9, 1914        899      22

D. H. & J. C. Newton            July 1, 1872        300     403

R. C., George R. Dickinson      July 1, 1874        385     507

George H. Smith                 Mar. 2, 1901        631      32

City of Holyoke                 Dec. 10, 1902       659     408

Chemical Paper Company          Nov. 1, 1912        869     182
Chemical Paper Company          Apr. 28, 1910       773     581

Chemical Paper Company          May 1, 1880         431     172

Daniel H., Moses & John C.      Jan. 1, 1880        372      11
Newton

City of Holyoke                 June 19, 1952      2210     397

City of Holyoke                 Apr. 8, 1947       1871     374

City of Holyoke                 July 6, 1939       1699     296

American Writing Paper Corp.    July 1, 1939       1695     210

American Writing Paper Corp. &
City of Holyoke                 July 10, 1939      1699     281

Holyoke & Westfield Railroad    May 10, 1940       1694     581
R. C. & George R. Dickinson     July 1, 1874        385     507

American Writing Paper Corp.    Dec. 22, 1944      1792     310

Clifton A. Crocker         )    Feb. 25, 1903       661     270
R. Franklin McElwain       )

Crocker McElwain Company        Mar. 1, 1905        681     469

Crocker McElwain Company        Feb. 9, 1915        893     463

Crompton & Knowles Packaging    May 5, 1959        2673     576
Corp.

Trustees of Graveure Realty     Mar. 20, 1961      2798     178

Crompton & Knowles Packaging    May 18, 1961       2823     431
Corp.

Rexell Drug & Chemical          Sept. 28, 1961     2836     273

Sonoco Products Company         Aug. 1, 1963       2969      87

Kollmorgan Corp.                Sept. 13, 1966     3217     593

Technifax Corp.                 Dec. 9, 1966       3232      97

Rexell Drug & Chemical          Apr. 25, 1967      3253     504

Holyoke Regional Business       Oct. 31, 1967      3299     136
Development Corp.

Milton Berman & Michael         Feb. 24, 1969      3403     515
Discenza

Holyoke Regional Business       Sept. 17, 1969     3456     445
Development Corp.

Ludlow Corp.                    Dec. 7, 1972       3756     482

Ludlow Corp.                    Dec. 7, 1972       3756     486

Martin Cohen                    Dec. 7, 1972       3763     541

David L. Magoon                 July 2, 1979       4792      37

Holyoke Redevelopment           Oct. 5, 1979       4849     217
Authority

Graph Coat, Inc.                Dec. 12, 1979      4880     121

Hazen Paper Company             June 16, 1980      4953     196

City of Holyoke                 Apr. 16, 1981      5106     163

Holyoke Economic Development &  Nov. 10, 1981      5188      88
Industrial Corp.

City of Holyoke                 Oct. 20, 1982      5330     228

Wang Laboratories               July 26, 1983      5472     326

City of Holyoke                 Jan. 9, 1991       7622     534

      (2) That certain reservation of an easement situated in the City of Chicopee, County of Hampden, and Commonwealth of Massachusetts, contained in a conveyance from Holyoke Water Power Company to the following grantee dated and registered in the Land Court of Hampden County, Massachusetts, as follows:


            Grantee                     Date
                                              Docket

Western Massachusetts Electric   Nov. 4,        24522
Company                          1958
                                                       (to be
E. Roger Lussier & John F.       Sept. 25,      60451  exercise
Ramsay                           1979                  d in
                                                       common
                                                       with
                                                       Seller)


     (3) Certain reservations of easements situated in the Town of South Hadley, County of Hampshire, and Commonwealth of Massachusetts, contained in conveyances from Holyoke Water Power Company to the following grantees, all as dated and recorded in the Hampshire County Registry of Deeds as follows:


      Grantee                          Date         Book   Page

Carew Mfg. Company                 Feb. 9, 1849     127     103

Carew Mfg. Company                 Mar. 6, 1856     168     205

Carew Mfg. Company                 Sept. 21,        735     475
                                   1917

Hampshire Paper Company            Sept. 21,        735     461
                                   1917

Arthur J. Richard et ux            Nov. 1, 1952    1132     105

Gerard Cyr                         Aug. 13,        2606     273
                                   1985

     (4) Certain easements situated in the City of Holyoke, County of Hampden, and Commonwealth of Massachusetts, and granted to Holyoke Water Power Company by the deeds of the following grantors, all as dated and recorded in the Hampden County Registry of Deeds as follows:


             Grantor                     Date
                                                 Book   Page

Holyoke & Westfield Railroad       July 16,         439       6
                                   1887

Boston & Maine Railroad            Sept. 28,       1644     454
(assigned to HG&E @ 5218/164)      1937

Boston & Maine Railroad            June 10,        1734     388
(assigned to HG&E @ 5218/164)      1940

Boston & Maine Railroad            Mar. 17,        1734     390
(assigned to HG&E @ 5218/164)      1942

Boston & Maine Railroad            Oct. 1, 1946    1839     138
(assigned to HG&E @ 5218/164)

Boston & Maine Railroad            Oct. 24,        1431     123
                                   1928

Boston & Maine Railroad            Oct. 24,        1431     129
                                   1928

Boston & Maine Railroad            May 3, 1892      487     591

Boston & Maine Railroad            July 8, 1890     468     146

NY, NH & H Railroad                Aug. 1, 1929    1457       1

NY, NH & H Railroad                June 2, 1937    1639     331

Worthington Pump & Machine Corp.   Aug. 24,        1651     207
                                   1937

Buchanan Bolt & Wire Company       Sept. 25,       1191     294
                                   1923

American Writing Paper Corp.       Mar. 1, 1939    1675     441

Farr Alpaca Company                June 1, 1903     665      84

City of Holyoke                    Aug.13, 1923    1181     416

White & Wyckoff Mfg. Co.           Sept. 1,        1651     201
                                   1937

Hampden Glazed Paper & Card Co.    Aug. 26,        1651     202
(assigned to HG&E @ 5218/164)      1937

The Barowsky Co., Inc.             Sept. 7,        1957     280
                                   1948

Chemical Paper Mfg. Company        July 30,        1957     277
                                   1948

City of Holyoke                    Feb. 7, 1946    1818     453

National Blank Book Company        Apr. 28,        2307      68
                                   1954

National Blank Book Company        Sept. 19,       2073   505 &
                                   1950                     530

Farr Alpaca Company                Feb. 28,        1181     191
                                   1923

Farr Alpaca Company                July 30,        1708     512
                                   1940

Highland Mfg. Company              Oct. 10,        2531     131
                                   1956

Marvellum Company                  Aug. 12,        1651     203
                                   1937

Marvellum Company                  Aug. 5, 1937    1651     205

Newton Paper Company               Feb. 1, 1946    1816     207

NY, NH & H Railroad                May 1, 1931     1491     483

NY, NH & H Railroad                Aug. 1, 1930    1477     242

Roman Catholic Bishop of           Nov. 14,        2643     308
Springfield                        1958

Sisters of Providence              Aug. 6, 1962    2899     369

Regional Business Development      Nov. 9, 1965    3157     660
Corp. of Holyoke

Regional Business Development      July 26,        3353     245
Corp. of Holyoke                   1968

Holyoke Redevelopment Authority    Oct. 24,        4766     215
                                   1978

City of Holyoke                    May 10, 1979    4766     218

Marvin J. Nader & Harold E. Rubin  May 10, 1984    5629     180

Cabot Associates, Inc.             Oct. 16,        7314     290
                                   1984
City of Holyoke
                                   Dec. 20,        7622     541
                                   1990

Mead Realty Group, Inc.            Feb. 8, 1996    9386      62

Bottom Line-Valley View Limited    Jan. 16,
Partnership                        1997          9761   87

American Thread Company            May 15, 1950
                                                 2047   220

     Certain easements situated in the City of Holyoke, County of Hampden, and Commonwealth of Massachusetts, and granted to Holyoke Water Power Company by the deeds of the following grantors, all as dated and recorded in the Hampden County Land Registration as follows:


            Grantor              Date       Certificate  Docket
                                                           No.

Peter J. Bobala               Oct. 7, 1980      62284     19874

Wang Laboratories, Inc.       Nov. 9, 1984      71039     20910


     (5) That easement in the Town of South Hadley, County of Hampshire, and Commonwealth of Massachusetts, granted to Holyoke Water Power Company by the deed of the following grantor, dated and recorded in the Hampshire County Registry of Deed as follows:


            Grantor              Date            Book      Page

Eugene F. & Irene F. Pula     Oct. 18, 1973        1739       206


     (6) All flowage rights owned by the Holyoke Water Power Company and set forth in the following instruments: Hampden County Registry of Deeds Book 196, Page 137, Book 196, Page 264, and Book 402, Page 121; Hampshire County Registry of Deeds Book 313, Page 175, and Book 384, Page 357, an act of the General Court of Massachusetts dated February 23, 1792; Chap. 138 of the Acts of the said General Court dated March 10, 1827; Chap. 222 of the Acts of said General Court dated April 28, 1848; Chap. 6 of the Acts of said General Court dated January 31, 1859; and Chap. 30 of the Acts of said General Court dated February 18, 1884.

     (7)  Other  rights described in deed of Holyoke Water  Power
Company to The City of Holyoke, dated November 20, 1968, recorded in Book 3406, Page 3. (Reverter)


The Parties intend that Assigned Easements shall not include any easements beneficial to the Excluded Real Property described on
Schedule 2.2(b) including, without limitation, the Mt. Tom facility. During the Interim Period, the Parties shall make such additions and deletions to the Assigned Easements as are consistent with the Parties intentions.